DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. Quarterly Investor Presentation May 4, 2023 – for the period ended March 31, 2023 Exhibit 99.1

DELIVERING GOODS for THE GOOD of ALL /// 2 Forward Looking Statements and Other References Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Trinity's estimates, expectations, beliefs, intentions or strategies for the future, and the assumptions underlying these forward-looking statements, including, but not limited to, future financial and operating performance, future opportunities and any other statements regarding events or developments that Trinity believes or anticipates will or may occur in the future. Trinity uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “projected,” “outlook,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this material, and Trinity expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Trinity’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by federal securities laws. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to risks and uncertainties regarding economic, competitive, governmental, and technological factors affecting Trinity’s operations, markets, products, services and prices, and such forward-looking statements are not guarantees of future performance. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and “Forward-Looking Statements” in Trinity’s Annual Report on Form 10-K for the most recent fiscal year, as may be revised and updated by Trinity’s Quarterly Reports on Form 10-Q, and Trinity’s Current Reports on Form 8-K. This presentation also includes references to calculations that are not based on generally accepted accounting principles (“GAAP”). Reconciliations of each of these non-GAAP measures to the most directly comparable GAAP measures have been included in the Appendix. When forward-looking non-GAAP measures are provided, Trinity does not provide quantitative reconciliations of forward-looking non-GAAP measures to the most directly comparable GAAP measures because it cannot, without unreasonable effort, predict the timing and amounts of certain items included in the computations of each of these measures. These factors include, but are not limited to: the product mix of expected railcar deliveries; the timing and amount of significant transactions and investments, such as lease portfolio sales, capital expenditures, and returns of capital to shareholders; and the amount and timing of certain other items outside the normal course of our core business operations. Except where noted, financial data is presented as of the Company’s most recent fiscal quarter ending March 31, 2023. “LTM” represents Last Twelve Months(1) financial information from April 1, 2022 to March 31, 2023. See appendix for footnote

DELIVERING GOODS for THE GOOD of ALL /// Investor Presentation – May 2023 3 I. Trinity Industries, Inc. Overview . . . . . . . . . . . . . . . . . . Page 4 II. Trinity’s Value Proposition . . . . . . . . . . . . . . . . . . . . . . . . Page 9 III. Railcar Market Overview . . . . . . . . . . . . . . . . . . . . . . . . . . Page 16 IV. Financial Positioning and Strategic Objectives . . . . . Page 20 V. Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Page 26

DELIVERING GOODS for THE GOOD of ALL TRINITY INDUSTRIES, INC. OVERVIEW (NYSE: TRN)

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Value Proposition 5

DELIVERING GOODS for THE GOOD of ALL /// • Trinity Industries, Inc. owns market leading businesses that provide railcar products and services in North America – Top 5 Leasing company ~ 108,865 railcars under ownership ~ 33,420 additional investor-owned railcars – Leading manufacturer with 32% of industry deliveries in FY 2022 – Railcar maintenance network and growing railcar logistics products and services • Unique rail platform provides single source for comprehensive rail transportation solutions • LTM Q1-23 total revenues of $2.1 billion • LTM Q1-23 Adjusted EBITDA* of $634 million • Current dividend yield of 4.3%(1) – 236 consecutive quarterly dividend payments Trinity Industries, Inc. Overview External Revenue by Business Segment(2) *All specified data as of March 31, 2023; See appendix for footnotes and reconciliation of non-GAAP measures $7.6 billion* Enterprise Value $156 million* LTM Q1-23 Stockholder Returns $83 million* LTM Q1-23 Cash Flow from Cont. Ops $2.0 billion* Market Cap 6 Leasing Rail Products Adj EPS, Cont Ops (Diluted) * 2021 2022 LTM Q1-23 $— $600 $1,200 $1,800 $2,400 $0.20 $0.40 $0.60 $0.80 $1.00 (in $mms)

DELIVERING GOODS for THE GOOD of ALL /// A Differentiated Value Proposition for Our Customers • Lease Portfolio • Fleet Management • Equipment Finance Solutions Leasing • Rail Product Portfolio • Aftermarket Parts Manufacturing • Maintenance • Modifications • Repair • Mobile Units Maintenance • Logistics Services • Data Analytics • Connected Railcar Services Cross-sell to deliver innovative solutions and a differentiated experience Optimize customers’ ownership and usage of railcar equipment Drive rail industry modal share through supply chain efficiency Aligned with industrial shippers through ownership and engineering 7

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Business Segments * See appendix for reconciliation of non-GAAP measures $2.1B Total Revenues Trinity Industries Inc. (LTM Q1-23) $347M Adjusted Operating Profit* $103M Adjusted Income from Cont. Ops.* $634M Adjusted EBITDA* $791M Segment Revenue $429M Segment Operating Profit • Railcar leasing services • Asset management • Railcar investment vehicle (RIV) sales Railcar Leasing and Management Services Group $2,321M Segment Revenue $84M Segment Operating Profit • Tank and freight railcars • Maintenance services • Railcar parts and heads • Logistics operations • Segment operating profit includes gains from insurance recoveries of $2M Rail Products Group $966M Segment Revenue $73M Segment Operating Profit • Intersegment Eliminations, primarily from the sale of railcars from the Rail Products Group to the Railcar Leasing and Management Services Group for new railcar equipment supported by a firm customer contract for the lease Intersegment Eliminations 8

DELIVERING GOODS for THE GOOD of ALL TRINITY’S VALUE PROPOSITION

DELIVERING GOODS for THE GOOD of ALL /// Trinity’s Platform is Built to Deliver Shareholder Value LTM Q1-23 Revenues $2.1B LTM Q1-23 Cash Flow, Continuing Ops $83M LTM Q1-23 OP Margin, Adjusted*(1) 16% LTM Q1-23 Stockholder Returns $156M * See appendix for footnote and reconciliation of non-GAAP measures 10

DELIVERING GOODS for THE GOOD of ALL /// Leasing Operations Revenue OP Margin 2019 2020 2021 2022 LTM Q1- 23 $500 $600 $700 $800 —% 20% 40% 60% Stable Financial Performance Through the Cycle FLRD and Utilization Show Improvement Leasing Operations Revenue and Operating Profit Margin(1) (in $mms) See appendix for footnotes 11 Leading railcar lessor ◦ Owned fleet of 108,865 railcars ◦ Total owned and investor-owned fleet of 142,285 railcars ◦ Renewal success rate of 80% for Q1 2023 ◦ Average remaining lease term of 3.0 years Growing portfolio and future cash flow ◦ Leasing backlog of 3,570 railcars ◦ $2.3 billion future contractual lease revenues Balanced portfolio management ◦ Portfolio expirations and average expiring lease rate imply manageable renewal risk ◦ Future Lease Rate Differential(2) remains high at +44.3%, compared to +25.1% in Q4-22 Fl ee t U ti liz at io n FLR D Fleet Utilization FLRD (2) Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 90% 95% 100% —% 10% 20% 30% 40% 50%

Optimization of Production Operations Underway

Leading manufacturer of railcars in North America

- Delivered 14,890 railcars during LTM Q1-23
- Backlog of $3.7 billion for 30,915 new railcars at March 31, 2023
- Flexible manufacturing footprint enables quick response to shifts in market demand

Focused on resetting cost basis to enhance manufacturing margins

- Various initiatives underway to lower break-even point

Highly variable cost structure in a highly cyclical market

- Material input costs averaged more than 70% of the cost of most railcars in 2022
- Depreciation approximates $35 million per year
- Operating leverage results from long production runs and the scaling of production capacity

Flexible Manufacturing Footprint Adjusts to Meet Demand [1]


$3,000
$2,000
$1,000
$—
(in $mms)
12%
8%
4%
—%
2019
2020
2021
2022
LTM Q1-23
Rail Products Revenue
Maintenance Services Revenue
OP Margin

Backlog Provides Important Production Visibility


40,000
30,000
20,000
10,000
—
2019
2020
2021
2022
LTM Q1-23
Beginning Backlog
Deliveries
Orders

TRINITY INDUSTRIES
See appendix for footnotes
DELIVERING GOODS *for* THE GOOD *of* ALL ///
12

DELIVERING GOODS for THE GOOD of ALL /// Railcars: Sustainable Long-term Investments • Long-term leases • High renewal success rates • Low credit defaults and bad debt expense • Active secondary market Stable and Predictable Cash Flows • 35-50 year useful life • Positive yield relationship to inflation • Low volatility for residuals • Low technological obsolescence Hard Asset Value with Inflation Benefits • Integral component of North American supply chain • Multiple market sectors with varying demand drivers Strong Correlation with GDP • Rent yields highly correlate to interest rates Natural Interest Rate Hedge • Accelerated depreciation for tax purposes • Bonus depreciation allowed under current tax law • Superior risk-adjusted returns Tax-advantaged Investment • Accounts for 1/3 of U.S. freight, but only 0.6% of greenhouse emissions • Nearly 100% recyclable through scrap and salvage Environmental Profile* *See appendix for source information 13

DELIVERING GOODS for THE GOOD of ALL /// Diversified Portfolio of Railcar Equipment ~ 900 Different Commodities ~ 270 Different Railcar Designs 14*All percentage information reflects Company-owned fleet assets as of December 31, 2022

DELIVERING GOODS for THE GOOD of ALL /// Commitment to Premier Performance and Sustainability 15 Environmental Commitment Social Responsibility Governance Excellence Risk Management Operating our business in a way that minimizes impact on natural resources and the environment • Leveraged Green Financing Framework, for financing of green-eligible railcars assets, supported by Sustainalytics • Sustainable railcar conversions allow for re-use of railcar components while still addressing a changing demand environment • Innovative products and services that enhance the rail modal supply chain advantage and reduce GHG emissions Attracting and retaining a diverse and empowered workforce • Fostering a workplace that is inclusive and collaborative • Hiring and retaining the best talent and providing opportunities for continuing professional development • Improving the well being of our employees and stakeholders • Contributing to the communities in which we operate Promoting the long-term interests of stakeholders, strengthening accountability and inspiring trust • Independent Chairman and Board of Directors with diverse backgrounds and experienced oversight • Incentive compensation programs aligned with shareholder interests • Board of Directors and Executive Leadership Team oversight of ESG initiatives Strong track record of operational excellence • All railcar manufacturing and maintenance facilities and Trinity HQ achieved ISO 14001 (Environmental) and ISO 45001 (Safety) certification, the only railcar manufacturer in North America certified to both rigorous standards • Actively engage stakeholders in environmental, health, and safety (EHS) initiatives and continually improve EHS processes, practices, and operational performance

DELIVERING GOODS for THE GOOD of ALL RAILCAR MARKET OVERVIEW

DELIVERING GOODS for THE GOOD of ALL /// Integral Part of the North American Supply Chain • 1.7 million railcars in North America(1) • 1.4 trillion ton miles moved by rail in 2022(2) • 3,500+ commodities moved by rail(3) • Highly correlated to U.S. GDP U.S. Freight Ton Miles by Mode of Transportation(2) See appendix for footnotes 17 Truck, 48% Rail, 26% Water, 9% Pipe, 17% 5.4 trillion total ton miles

Delivering Essential Goods to the Global Marketplace

Energy

- Coal
- Biofuels
- Frac Sand
- U.S. Crude
- Canadian Crude



31% of North American railcar loadings

~230 distinct commodities

Refined Products & Chemicals

- Natural Gas Liquids
- Refined Products
- Plastics
- Petro-chemicals
- Chlor Alkali
- Sulfur Products



16% of North American railcar loadings

~980 distinct commodities

Agriculture

- Grains
- Grain Mill Products
- Distillers Dried Grains/Feed
- Fertilizers



24% of North American railcar loadings

~730 distinct commodities

Construction & Metals

- Construction Materials
- Aggregates
- Steel/Iron



18% of North American railcar loadings

~620 distinct commodities

Consumer Products

- Autos
- Paper
- Intermodal

11% of North American railcar loadings

~1,000 distinct commodities

TRINITY INDUSTRIES

See appendix for source information

DELIVERING GOODS *for* THE GOOD *of* ALL /// 18

DELIVERING GOODS for THE GOOD of ALL /// Capitalizing on Structural Change in the Rail Market The TrinityRail platform has grown at a 12% CAGR since 2002 Lessors Make Up A Growing Share of the North American Fleet Railcar Lessor Ownership Profile Presents Consolidation Opportunity Operating Lessors *Over 100 lessors own 267K railcars in “All other” 19 Financial Lessors 13% 13% 5% 29% 12% 13% TRN, 15% Wells Fargo CIT SMBC All other * GATX UnionTank TRN 54% 19% 17% 10% Lessor Railroad Shipper TTX See appendix for source information

DELIVERING GOODS for THE GOOD of ALL FINANCIAL POSITIONING AND STRATEGIC OBJECTIVES

Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

LIQUIDITY

Cash & Equivalents
$82M

Revolver Availability
$278M

Warehouse Availability
$91M

Solid Liquidity of $451M[1]

DEBT STRUCTURE

Recourse Debt
$704M @ ~5.5%[1]

Non-recourse Debt
$5.0B @ ~4.0%[1]

- Low-cost funds
- Flexible term structures
- No maturities until 2024

Attractive Debt Structures

CAPITAL LEVERS

Unencumbered Railcars
$307M

- Pledge to warehouse
- Additional assets can be sold or financed
- LTV of 65.0% for the wholly-owned lease portfolio as of Q1-23[2]

Conservative Capitalization

TRINITY INDUSTRIES
See appendix for footnotes
DELIVERING GOODS *for* THE GOOD *of* ALL /// 21

DELIVERING GOODS for THE GOOD of ALL /// Executing on Strategic Initiatives to Improve Pre-Tax ROE 22 Strategic Growth Continue focus on lower breakeven points Enhance value of outsourced fabrication activities Manufacturing Cost Improvement Lease Fleet Optimization *See appendix for footnotes and reconciliation of non-GAAP measures Lower Cost of Capital | Reduce Cyclicality | Improve Rail Supply Chain LTM Q1-23* LT Goal 9.6% 9.7% Mid-Teen Pre-Tax ROE Goal Balance Sheet Optimization LTV(1) of 65.0% First quarter net investment in lease fleet of $135M Fleet utilization of 98.2% improved sequentially Sustainable Growth Published CSR report Received first limited assurance statement for Scope 1 and Scope 2 emissions Completed acquisition of RSI Logistics in Q1, a data- centric provider of proprietary software and logistics and terminal management solutions to the North American rail industry

DELIVERING GOODS for THE GOOD of ALL /// Our Rail Services Journey 23 9.6% Mid-Teen

Positioned for Further Success in the Marketplace

Trinity's Leasing Company has a **bright future** and is **leading the change** for network efficiency to **enhance the modal advantage** of the railcar industry



Disciplined Operating Model

- Moderating lease fleet investment
- Increasing leverage of internal maintenance capacity
- Expand RIV platform to extend commercial reach



Digital Platforms

- Superior customer experience through "Anytime" access
- Fleet Management Solutions
- *RailPulse*™ consortium



Data Analytics

- Commercialize fleet analytics capabilities
- Develop IoT and telematics solutions for enhanced rail supply chain management



Scale & Consolidation

- Tuck-in service solutions
- Expand rail maintenance network geographically
- Opportunistic portfolio acquisitions/ alliances

~ **$20-25B** TAM Revenue Opportunity for Services Expansion in Railcar Industry

TRINITY INDUSTRIES

DELIVERING GOODS *for* THE GOOD *of* ALL /// 24

DELIVERING GOODS for THE GOOD of ALL /// Operating Model and Company Purpose 25

DELIVERING GOODS for THE GOOD of ALL APPENDIX

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results 27 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; interest expense, net; and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. Three Months Ended March 31, 2023 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Restructuring activities, net Interest expense, net (2) Adjusted Operating profit $ 69.0 $ (1.2) $ (0.4) $ — $ 67.4 Income from continuing operations before income taxes $ 5.3 $ (1.2) $ (0.4) $ (0.4) $ 3.3 Provision (benefit) for income taxes $ (11.5) $ (0.4) $ (0.1) $ (0.1) $ (12.1) Income from continuing operations $ 16.8 $ (0.8) $ (0.3) $ (0.3) $ 15.4 Net income from continuing operations attributable to Trinity Industries, Inc. $ 7.5 $ (0.8) $ (0.3) $ (0.3) $ 6.1 Diluted weighted average shares outstanding 83.2 83.2 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.09 $ 0.07

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Adjusted Operating Results (continued) (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. We have supplemented the presentation of our reported GAAP operating profit, income from continuing operations before income taxes, provision (benefit) for income taxes, income from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; interest expense, net; and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 28 Three Months Ended March 31, 2022 (in millions, except per share amounts) GAAP Gains on dispositions of property – other (1) Interest expense, net (2) Adjusted Operating profit $ 54.8 $ (6.4) $ — $ 48.4 Income from continuing operations before income taxes $ 12.9 $ (6.4) $ (0.3) $ 6.2 Provision (benefit) for income taxes $ 3.0 $ (1.6) $ (0.1) $ 1.3 Income from continuing operations $ 9.9 $ (4.8) $ (0.2) $ 4.9 Net income from continuing operations attributable to Trinity Industries, Inc. $ 7.3 $ (4.8) $ (0.2) $ 2.3 Diluted weighted average shares outstanding 85.5 85.5 Diluted income from continuing operations per common share attributable to Trinity Industries, Inc. $ 0.09 $ 0.03

Reconciliation: Adjusted Operating Results (continued)

Year Ended December 31, 2022

(in millions, except per share amounts)

	GAAP	Gains on dispositions of property – other (1)(2)	Restructuring activities, net (1)	Interest expense, net (1)(3)	Income tax effect of CARES Act	Adjusted
Operating profit	$ 334.0	$ (7.5)	$ 1.0	$ —	$ —	$ 327.5
Income (loss) from continuing operations before income taxes	$ 126.5	$ (7.5)	$ 1.0	$ (1.4)	$ —	$ 118.6
Provision (benefit) for income taxes	$ 27.6	$ (1.9)	$ 0.3	$ (0.3)	$ 0.6	$ 26.3
Income (loss) from continuing operations	$ 98.9	$ (5.6)	$ 0.7	$ (1.1)	$ (0.6)	$ 92.3
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 86.1	$ (5.6)	$ 0.7	$ (1.1)	$ (0.6)	$ 79.5
Diluted weighted average shares outstanding	84.2					84.2
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 1.02					$ 0.94

(1) The effective tax rate for gains on dispositions of other property; restructuring activities, net; and interest expense, net is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets.

We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; interest expense, net; the income tax effects of the CARES Act; and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 29

Reconciliation: Adjusted Operating Results (continued)

	Year Ended December 31, 2021 (in millions, except per share amounts)							
	GAAP	Gains on dispositions of property – other (1)(2)	Restructuring activities, net (1)	Loss on extinguishment of debt – Controlling Interest (1)(3)	Loss on extinguishment of debt – Noncontrolling Interest (4)	Pension plan settlement (1)	Income tax effect of CARES Act	Adjusted
Operating profit	$ 256.8	$ (7.8)	$ (3.7)	$ —	$ —	$ —	$ —	$ 245.3
Income (loss) from continuing operations before income taxes	$ 55.2	$ (7.8)	$ (3.7)	$ 4.6	$ 7.1	$ (0.6)	$ —	$ 54.8
Provision (benefit) for income taxes	$ 15.9	$ (2.0)	$ (0.8)	$ 1.1	$ —	$ 0.7	$ (2.5)	$ 12.4
Income (loss) from continuing operations	$ 39.3	$ (5.8)	$ (2.9)	$ 3.5	$ 7.1	$ (1.3)	$ 2.5	$ 42.4
Net income from continuing operations attributable to Trinity Industries, Inc.	$ 39.5	$ (5.8)	$ (2.9)	$ 3.5	$ —	$ (1.3)	$ 2.5	$ 35.5
Diluted weighted average shares outstanding	103.8							103.8
Diluted income from continuing operations per common share attributable to Trinity Industries, Inc.	$ 0.38							$ 0.34

(1) The effective tax rate for gains on dispositions of other property; restructuring activities, net; the loss on extinguishment of debt; and pension plan settlement is before consideration of the CARES Act.
(2) Represents insurance recoveries in excess of net book value received for assets damaged by a tornado at the Company's rail maintenance facility in Cartersville, Georgia in the first quarter of 2021.
(3) Excludes $7.1 million of loss on extinguishment of debt associated with the noncontrolling interest recorded in the second quarter of 2021.
(4) Represents the portion of the loss on extinguishment of debt attributable to the noncontrolling interest, for which Trinity does not provide income taxes.

We have supplemented the presentation of our reported GAAP operating profit, income (loss) from continuing operations before income taxes, provision (benefit) for income taxes, income (loss) from continuing operations, net income from continuing operations attributable to Trinity Industries, Inc., and diluted income from continuing operations per common share attributable to Trinity Industries, Inc. with non-GAAP measures that adjust the GAAP measures to exclude the impact of certain gains on dispositions of other property; restructuring activities, net; loss on extinguishment of debt; pension plan settlement; the income tax effects of the CARES Act; and certain other transactions or events (as applicable). These non-GAAP measures are derived from amounts included in our GAAP financial statements and are reconciled to the most directly comparable GAAP financial measures in the table above. Management believes that these measures are useful to both management and investors for analyzing the performance of our business without the impact of certain items that are not indicative of our normal business operations. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies.

TRINITY INDUSTRIES
DELIVERING GOODS *for* THE GOOD *of* ALL /// 30

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: EBITDA and Adjusted EBITDA “EBITDA” is defined as income from continuing operations plus interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA plus certain gains on dispositions of other property; restructuring activities, net; and interest income. EBITDA and Adjusted EBITDA are non- GAAP financial measures; however, the amounts included in these calculations are derived from amounts included in our GAAP financial statements. EBITDA and Adjusted EBITDA are reconciled to net income, the most directly comparable GAAP financial measure, in the table above. This information is provided to assist management and investors in making meaningful comparisons of our operating performance between periods. We believe EBITDA is a useful measure for analyzing the performance of our business. We also believe that EBITDA is commonly reported and widely used by investors and other interested parties as a measure of a company’s operating performance and debt servicing ability because it assists in comparing performance on a consistent basis without regard to capital structure, depreciation or amortization (which can vary significantly depending on many factors). EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as indicators of our operating performance, or as alternatives to operating cash flows as measures of liquidity. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. 31 LTM March 31, 2023 (in millions) Net income $ 84.7 Less: Loss from discontinued operations, net of income taxes (16.5) Less: Loss on sale of discontinued operations, net of income taxes (4.6) Income from continuing operations 105.8 Interest expense 234.6 Provision for income taxes 13.1 Depreciation and amortization expense 283.5 EBITDA 637.0 Gains on dispositions of property – other (2.3) Restructuring activities, net 0.6 Interest income (1.5) Adjusted EBITDA $ 633.8

DELIVERING GOODS for THE GOOD of ALL /// Reconciliation: Total Company Pre-Tax ROE 32 (1) Represents insurance recoveries in excess of net book value for assets damaged by a tornado at the Company’s rail maintenance facility in Cartersville, Georgia in the first quarter of 2021. (2) Represents interest income accretion related to a seller-financing agreement associated with the sale of certain non-operating assets. (3) Return on Equity is calculated as income from continuing operations divided by average total stockholders' equity. (4) Pre-Tax Return on Equity is calculated as adjusted profit before tax divided by average adjusted stockholders' equity, each as defined below and reconciled above. Pre-Tax Return on Equity (“Pre-Tax ROE”) is a non-GAAP measure that is derived from amounts included in our GAAP financial statements. We define Pre-Tax ROE as a ratio for which (i) the numerator is calculated as income or loss from continuing operations, adjusted to exclude the effects of the provision or benefit for income taxes, net income or loss attributable to noncontrolling interest, and certain other adjustments, which include certain gains on dispositions of other property; restructuring activities, net; and interest expense, net; and (ii) the denominator is calculated as average stockholders’ equity (which excludes noncontrolling interest), adjusted to exclude accumulated other comprehensive income or loss. In the table above, the numerator and denominator of our Pre-Tax ROE calculation are reconciled to income from continuing operations and total stockholders’ equity, respectively, which are the GAAP financial measures used in the computation of ROE. Management believes that Pre-Tax ROE is a useful measure to both management and investors as it provides an indication of the economic return on the Company’s investments over time. Pre-Tax ROE is used in consideration of the Company’s expected tax position in the near-term. Non-GAAP measures should not be considered in isolation or as a substitute for our reporting results prepared in accordance with GAAP and, as calculated, may not be comparable to other similarly titled measures for other companies. LTM March 31, 2023 December 31, 2022 December 31, 2021 ($ in millions) Numerator: Income from continuing operations $ 105.8 $ 98.9 Provision for income taxes 13.1 27.6 Income from continuing operations before income taxes 118.9 126.5 Net income attributable to noncontrolling interest (19.5) (12.8) Adjustments: Gains on dispositions of property – other (1) (2.3) (7.5) Restructuring activities, net 0.6 1.0 Interest expense, net (2) (1.5) (1.4) Adjusted Profit Before Tax $ 96.2 $ 105.8 Denominator: Total stockholders' equity $ 1,250.4 $ 1,269.6 $ 1,296.8 Noncontrolling interest (256.2) (257.2) (267.0) Accumulated other comprehensive (income) loss (12.7) (19.7) 17.0 Adjusted Stockholders' Equity $ 981.5 $ 992.7 $ 1,046.8 Average total stockholders' equity $ 1,260.0 $ 1,283.2 Return on Equity (3) 8.4% 7.7 % Average Adjusted Stockholders' Equity $ 987.1 $ 1,019.8 Pre-Tax Return on Equity (4) 9.7% 10.4%

Presentation Footnotes

SLIDE 2

1. LTM is calculated as the year ended December 31, 2022, less the three months ended March 31, 2022, plus the three months ended March 31, 2023, representing the financial information from April 1, 2022 to March 31, 2023.

SLIDE 6 – Trinity Industries, Inc. Overview

1. Current dividend yield represents the Company's most recent quarterly dividend, annualized, and the stock price (NYSE: TRN) as of March 31, 2023.
2. Intersegment revenues are eliminated.

SLIDE 10 – Trinity's Platform is Built to Deliver Shareholder Value

1. OP Margin, Adjusted is calculated as LTM adjusted operating profit as reconciled on Slides 27, 28, and 29 divided by total revenues for the LTM March 31, 2023.

SLIDE 11 – Stable Financial Performance Through the Cycle

1. Leasing Operations Profit Margin calculated using only revenues and operating profit from Leasing Operations, including partially-owned subsidiaries and excluding lease portfolio sales. Leasing Operations is specific to revenue and operating profit reported under "Leasing and management" within the Railcar Leasing and Management Services Group.
2. Future Lease Rate Differential (FLRD) calculates the implied change in lease rates for railcar leases expiring over the next four quarters. The FLRD assumes that these expiring rates will be renewed at the most recent quarterly transacted lease rates for each railcar type. We believe the FLRD is useful to both management and investors as it provides insight into the near-term trend in lease rates. The FLRD is calculated as follows:

$$\frac{(\text{New Lease Rates} - \text{Expiring Lease Rates}) \times \text{Expiring Railcar Leases}}{(\text{Expiring Lease Rates} \times \text{Expiring Railcar Leases})}$$

SLIDE 12 – Optimization of Production Operations Underway

1. LTM OP Margin includes gains from insurance recoveries of $2.3M.

SLIDE 13 – Railcars: Sustainable Long-term Investments

https://www.aar.org/wp-content/uploads/2019/02/AAR-Sustainability-Fact-Sheet-2019.pdf

SLIDE 17 – Integral Part of the North American Supply Chain

1. Umler® source data, February 1, 2023 report
2. FTR Associates 12/31/2022
3. Association of American Railroads ("AAR"), accessed on March 1, 2022 with data as of February 20, 2022

SLIDE 18 - Delivering Essential Goods to the Global Marketplace

AAR, accessed on February 27, 2023 with data as of December 31, 2022

SLIDE 19 - Capitalizing on Structural Change in the Rail Market

Umler® North American fleet ownership data as of January 1, 2023

SLIDE 21 – Healthy Balance Sheet Strategically Positioned for Opportunistic Deployment and Value Creation

1. Balances and blended average interest rate as of March 31, 2023
2. Excludes corporate revolving credit facility with an outstanding balance of $305.0 million as of March 31, 2023

SLIDE 22 – Executing on Strategic Initiatives to Improve Pre-Tax ROE

1. Excludes corporate revolving credit facility with an outstanding balance of $305.0 million as of March 31, 2023

TRINITY INDUSTRIES DELIVERING GOODS *for* THE GOOD *of* ALL /// 33

DELIVERING GOODS for THE GOOD of ALL /// Contact Information 34 Contact Information: Leigh Anne Mann, Vice President of Investor Relations 214-631-4420 TrinityInvestorRelations@trin.net Investor Website: www.trin.net/investor-relations